UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2023

INFLECTION POINT ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41711	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

167 Madison Avenue Suite 205 #1017

New York, New York 10016

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 476-6908

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	IPXXU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	IPXX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	IPXXW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 30, 2023, Inflection Point Acquisition Corp. II (the “Company”) consummated its initial public offering (“IPO”) of 25,000,000 units (the “Units”), including the issuance of 3,000,000 Units as a result of the underwriters’ exercise of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment, beginning 30 days after the completion of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $250,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-271128) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on April 5, 2023, as amended (the “Registration Statement”):

●	An Underwriting Agreement, dated May 24, 2023, by and between the Company and Cantor Fitzgerald & Co., as representative of the underwriters (the “Representative”), a copy of which is attached as Exhibit 1.1 hereto and is incorporated herein by reference.

●	A Warrant Agreement, dated May 24, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

●	A Letter Agreement, dated May 24, 2023, by and among the Company, its executive officers, its directors and the Company’s sponsor, Inflection Point Holdings II LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

●	An Investment Management Trust Agreement, dated May 24, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

●	A Registration Rights Agreement, dated May 24, 2023, by and among the Company, the Sponsor and the Holders signatory thereto, a copy of which is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated May 24, 2023, by and between the Company and the Sponsor (the “Sponsor Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and is incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated May 24, 2023, by and between the Company and the Representative (the “Representative Private Placement Warrants Purchase Agreement” and together with Sponsor Private Placement Warrants Purchase Agreement, the “Private Placement Warrant Purchase Agreements”), a copy of which is attached as Exhibit 10.5 hereto and is incorporated herein by reference.

●

A Services and Indemnification Agreement, dated May 24, 2023, by and among the Company, the Sponsor, The Venture Collective LLC, Peter Ondishin, and Kevin Shannon, a copy of which is attached as Exhibit 10.6 hereto and is incorporated herein by reference.

The material terms of such agreements are fully described in the Company’s final prospectus, dated May 24, 2023 as filed with the Commission on May 26, 2023 (the “Prospectus”) and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On May 30, 2023, simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreements, the Company completed the private sale of an aggregate of 7,650,000 warrants (the “Private Placement Warrants”) to the Sponsor and Representative at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $7,650,000. Of the 7,650,000 Private Placement Warrants, the Sponsor purchased 6,000,000 Private Placement Warrants and the Representative purchased 1,650,000 Private Placement Warrants. The Private Placement Warrants are identical to the Warrants included as part of the Units sold in the IPO, except that, for so long as the Private Placement Warrants are held by the Sponsor, Representative or their permitted transferees, the Private Placement Warrants (i) may not (including the Class A Ordinary Shares issuable upon exercise of the Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination, (ii) are entitled to registration rights, and (iii) with respect to the Private Placement Warrants held by the Representative and/or its designees, will not be exercisable more than five years after the commencement of sales in the IPO. The Private Placement Warrants will be worthless if the Company does not complete an initial business combination. The material terms of the Private Placement Warrants are fully described in the Prospectus and are incorporated herein by reference. No underwriting discounts or commissions were paid with respect to the sale of the Private Placement Warrants. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2023, in connection with the IPO, Erica Dorfman, Paula Sutter, Samuel Sayegh, Elliot Richmond and Nicholas Shekerdemian were appointed to the board of directors of the Company. Ms. Dorfman, Ms. Sutter, Mr. Sayegh and Mr. Richmond are independent directors. Effective May 24, 2023, Ms. Dorfman, Ms. Sutter, Mr. Sayegh and Mr. Richmond were appointed to the Board’s Audit Committee and Compensation Committee, with Mr. Sayegh serving as chair of the Audit Committee and Ms. Sutter serving as chair of the Compensation Committee.

Following the appointment of Ms. Dorfman, Ms. Sutter, Mr. Sayegh, Mr. Richmond and Mr. Shekerdemian, the Board is comprised of three classes. The term of office of the first class of directors, Class I, consisting of Ms. Dorfman and Mr. Richmond, will expire at the Company’s first annual meeting of shareholders. The term of office of the second class of directors, Class II, consisting of Ms. Sutter and Mr. Sayegh, will expire at the Company’s second annual meeting of shareholders. The term of office of the third class of directors, Class III, consisting of Mr. Shekerdemian and Michael Blitzer, will expire at the Company’s third annual meeting of shareholders.

On May 24, 2023, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.6 to the Registration Statement.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.6 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On May 24, 2023, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $251,250,000 of the net proceeds from the IPO (which amount includes $13,100,000 of the underwriters’ deferred discount) and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Class A Ordinary Shares included in the Units sold in the IPO (the “public shares”) if the Company is unable to complete its initial business combination within 18 months from the closing of the IPO, subject to applicable law or (iii) the redemption of any of the public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended Charter (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if it has not consummated an initial business combination within 18 months from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On May 24, 2023, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On May 30, 2023, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 24, 2023, by and between the Company and Cantor Fitzgerald & Co., as representative of the underwriters.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated May 24, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated May 24, 2023, by and among the Company, its executive officers, its directors and Inflection Point Holdings II LLC.
10.2	Investment Management Trust Agreement, dated May 24, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated May 24, 2023, by and among the Company, Inflection Point Holdings II LLC and the Holders signatory thereto.
10.4	Private Placement Warrants Purchase Agreement, dated May 24, 2023, by and between the Company and Inflection Point Holdings II LLC.
10.5	Private Placement Warrants Purchase Agreement, dated May 24, 2023, by and between the Company and Cantor, Fitzgerald & Co.
10.6	Services and Indemnification Agreement, dated May 24, 2023, by and between the Company, Inflection Point Holdings II LLC, The Venture Collective LLC, Peter Ondishin, and Kevin Shannon.
99.1	Press Release, dated May 24, 2023.
99.2	Press Release, dated May 30, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFLECTION POINT ACQUISITION CORP. II

	By:	/s/ Michael Blitzer
		Name:	Michael Blitzer
		Title:	Chairman and Chief Executive Officer

Dated: May 30, 2023

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